Statement of Operations (USD $)	4 Months Ended
Dec. 31, 2013
Income Statement
INCOME
OPERATING EXPENSES
Organizational expenses	390
Professional fees	182,720
Stock Based Compensation	2,369,991
Selling, General, and Administrative Expense	16,122
Total Operating Expenses	2,569,223
NET LOSS	(2,569,223)
NET LOSS APPLICABLE TO COMMON SHARES	$ (2,569,223,000)
NET LOSS PER BASIC AND DILUTED SHARES	$ (0.04)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (2)	60,515,735 [1]

[1]	(2) All common share amounts and per share amounts in these financial statements reflect the seven point eight-for-one stock split of the issued and outstanding shares of common stock of the Company, effective December 16, 2013, including retroactive adjustment of common share amounts. See Note 4.